UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 26, 2005

 IKON Office Solutions, Inc.

(Exact name of registrant as specified in its charter)

OHIO (State or other jurisdiction of incorporation)	File No. 1-5964 (Commission File Number)	23-0334400 (IRS Employer Identification Number)

  70 Valley Stream Parkway, Malvern, Pennsylvania      19355

Registrant’s telephone number, including area code: (610) 296-8000

                       Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement.

On July 26, 2005, the Human Resources Committee (the “Committee”) of the Board of Directors of IKON Office Solutions, Inc. (the “Company”) approved the following amendments to certain of the Company’s employee benefit plans:

o	Amendment No. 5 to the IKON Office Solutions, Inc. Pension Plan, as amended (“Pension Plan”), to freeze the accrual of benefits under the Pension Plan as of September 30, 2005, with continued vesting for participants.

o	Amendment No. 8 to the IKON Office Solutions, Inc. Retirement Savings Plan, as amended, to implement a service-weighted enhanced Company match to all employees currently eligible for benefits under the Pension Plan, effective as of January 1, 2006.

o	Amendment 2005-1 to the IKON Office Solutions, Inc. 1994 Deferred Compensation Plan, as amended (“1994 Plan”), to (1) close the 1994 Plan to new participants, (2) fully vest participants not yet vested in the 1994 Plan, (3) cease any new deferrals by participants who have completed the required five (5) year deferral period (“Deferral Period”), and (4) allow participants who have not yet completed the Deferral Period the option to affirmatively elect to continue to make deferrals until the completion of the Deferral Period, effective as of January 1, 2006.

o	Amendment 2005-1 to the IKON Office Solutions, Inc. Executive Deferred Compensation Plan, as amended, to limit new deferrals solely to the IKON common stock fund under the IKON index account, effective as of January 1, 2006.

Section 2 – Financial Information

Item 2.02.   Results of Operations and Financial Condition.

On July 28, 2005, the Company issued a press release announcing its consolidated financial results for the third quarter of Fiscal 2005. A copy of this press release is furnished as Exhibit 99.1 to this report.

Additional information regarding the third quarter results and the Company’s outlook for Fiscal 2005 will be discussed on a conference call hosted by the Company at 10:00 a.m. EDT on Thursday, July 28, 2005. Please call (719) 457-2638 to participate.  The live audio broadcast of the call, with slides, can be accessed on the Company’s Investor Relations homepage.  A complete replay of the conference call will also be available on the Company’s Investor Relations homepage approximately two hours after the call ends through the next quarterly reporting period.  To listen, please go to www.ikon.com and click on Investor Relations.  Beginning at 1:00 p.m. EDT on July 28, 2005 and ending at midnight EDT on August 1, 2005, a complete replay of the conference call can also be accessed via telephone by calling (719) 457-0820 and using the access code 6488605.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

The following exhibit shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K:

99.1	Press Release Dated July 28, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IKON OFFICE SOLUTIONS, INC.
By: /s/ Robert F. Woods Robert F. Woods Senior Vice President and Chief Financial Officer

Dated: July 28, 2005